                                                                     EXHIBIT 4.4

                               SECURITY AGREEMENT

To:               Laurus Master Fund, Ltd.
                  c/o Onshore Corporate Services, Ltd.
                  P.O. Box 1234 G.T
                  Queensgate House
                  South Church Street
                  Grand Cayman, Cayman Islands

Gentlemen:

         1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

         2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each of us to you under that certain Guaranty, dated as of the date hereof, as amended, modified and supplemented from time to time (as so amended, modified and supplemented, the "Guaranty") and all obligations owing by Numerex Corp. ("Company") to you under the Convertible Term Note dated as of the date hereof in the original principal amount of $4,500,000, as amended, modified and supplemented from time to time or otherwise (as so amended, modified and supplemented from time to time, the "Note").

         3. We hereby represent, warrant and covenant to you that: (a) each of us is a legal entity validly existing, in good standing and formed under the laws of the jurisdictions set forth below our names on the signature pages hereto with an organization identification number set forth below our names on the signature pages hereto and we will provide you thirty (30) days' prior written notice of any change in our state of formation; (b) our legal names are as set forth on the signature pages hereto and are identical to that which is set forth in our certificates or articles of incorporation or other constitutive documents, as amended through the date hereof; (c) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (d) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except to the extent said Encumbrance does not secure indebtedness in excess of $150,000 on a combined basis for each of us at any one time and such Encumbrance is removed or otherwise released within 10 business days of the creation thereof; (e) we will at our own cost and expense use commercially reasonable efforts to keep the Collateral in good state of repair (ordinary wear and tear excepted) and will use commercially reasonable efforts not to waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in our business; (f) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein, whether by sale, lease or otherwise, except for (I) Permitted Non-Core Asset Sales (as defined in the Note), (II) the sale of inventory in the ordinary course of business and (III) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment having an aggregate fair market value of not more than $37,500 and only to the extent that (i) the proceeds of any such equipment disposition are used to acquire replacement equipment which is subject to your first priority security interest or are used to repay Obligations or to pay general corporate expenses, or (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to you to be held as cash collateral for the Obligations; (g) we will name you as an additional insured and lender's loss payee under all of our policies of insurance which shall insure, without limitation, the Collateral against such losses, damages and hazards as you shall reasonably require and in amounts and under policies issued by insurers reasonably acceptable to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (h) we will at all reasonable times and upon reasonable advance notice (except that such notice shall not be required in the event you reasonably believe such access is necessary to preserve or protect the Collateral and/or during the continuance of an Event of Default) allow you or your representatives free access to and the right of inspection of the Collateral provided that you do not unreasonably interfere with our normal business operations; (i) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, and/or any of the Obligations and/or any of the Collateral, except to the extent caused by your own gross negligence or willful misconduct;
(j) with respect to all accounts arising out of contracts between us and the United States of America, or any state, or any department, agency or instrumentality of any of them (each, a "Government Contract"), we will, upon your request, comply with any governmental notice or approval requirements, including, without limitation, compliance with the Federal Assignment of Claims Act, and (k) each account shall conform to the following criteria: (i) shipment of the merchandise or rendition of services has been completed, (ii) merchandise or services shall not have been rejected or disputed by the account debtor and there shall not have been asserted any offset, defense or counterclaim (other than any such rejections, disputes, offsets, defenses or counterclaims which are asserted in the ordinary course of business), and (iii) each such account shall be a good and valid account representing an undisputed bona fide indebtedness (other than in connection with any such dispute arising in the ordinary course of business) incurred by the account debtor liable therefor, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by us, or work, labor and/or services rendered by us, as applicable. You acknowledge that concurrent with each such sale, and your receipt in immediately available funds of all proceeds of such required to be paid to you pursuant to the Note, you shall promptly take all action

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

reasonably requested by us to release your security interest in those assets sold pursuant to a Permitted Non-Core Asset Sale.

         4. Following the occurrence and during the continuance of an Event of Default, you shall have the right to instruct all of our account debtors to remit payments on all accounts in accordance with your express written instructions. If, despite such instructions, we shall receive any payments with respect to accounts, we shall receive such payments in trust for your benefit, shall segregate such payments from our other funds and shall deliver or cause to be delivered to you, in the same form as so received with all necessary endorsements, all such payments as soon as practicable, but in no event later than five (5) business days after our receipt thereof. Following the occurrence and during the continuation of an Event of Default, you shall have full power and authority to collect each account, through legal action or otherwise, and may settle, compromise, or assign (in whole or in part) the claim for any account, or otherwise exercise any other right now existing or hereafter arising with respect to any account if such action is commercially reasonable and will expedite collection.

         5. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition being an "Event of Default" (a) the occurrence of any Event of Default under and as defined in the Note and/or Guaranty which is not cured within any applicable notice, cure, grace or similar period; (b) any warranty, representation or statement made or furnished to you by any of us or on our behalf was false in any material respect when made or furnished; (c) any of us shall breach in any material respect any provision of this Agreement, as the same may be amended, modified and supplemented from time to time, and such breach shall not have been cured during any applicable notice, cure, grace or similar period; (d) except to the extent otherwise expressly permitted hereunder, the loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent (i) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within 10 business days of the creation or the assertion thereof or (ii) (I) with respect to any loss, theft, destruction or damage to or of any of the Collateral (collectively, a "Loss") in an aggregate amount equal to $1,000,000 or more on a combined basis for all Collateral, you shall have received within ninety (90) days of the occurrence of such Loss insurance proceeds in an amount not less than ninety percent (90%) of the fair market value of the Collateral subject to such Loss and (II) with respect to any Loss in an aggregate amount less than $1,000,000 on a combined basis for all Collateral, you shall have repaired, replaced or otherwise restored the Collateral subject to such Loss within ninety (90) days of the occurrence of such Loss; (e) other than in connection with a Permitted Transaction, any of us shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, or suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property; (f) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any of us and if commenced against us shall not be dismissed within 45 days; (g) any of us shall repudiate or purport to revoke any of our obligations under the Note or any guaranty agreement made by any of us in favor of you after expiration of applicable cure, notice, grace or similar period; or (h) if any Core Company shall at any time transfer in any manner whatsoever, including by way of merger, consolidation or otherwise, any of its assets to a Non-Core Company. For purposes of subsection (e) above, the term "Permitted Transaction" shall mean a Permitted Non-Core Asset Sale or any winding-up, dissolution, merger or liquidation of any subsidiary of the Company following the sale of all or substantially all of its assets as a result of a Permitted Non-Core Asset Sale. For purposes of subsection (h) above, the following terms shall have the following meanings: (1) "Core Company" shall mean any one or more of the following companies: Numerex Corp. (a Pennsylvania corporation), Numerex Solutions, LLC (a Delaware limited liability company), Cellemetry LLC (a Delaware limited liability company), Numerex Investment Corp. (a Delaware corporation), Mobileguardian LLC (a Delaware limited liability company) and Uplink Security, Inc. (a Georgia corporation); and (2) "Non-Core Company" shall mean any one or more of the following companies: Digilog Inc. (a Pennsylvania corporation), DCX Systems Inc. (a Pennsylvania corporation), DCX Systems Australia PTY Limited (an Australian company), Broadband Networks Inc. (a Delaware corporation) and BNI Solutions LLC (a Delaware limited liability company). You hereby acknowledge that you will not unreasonably withhold your consent to any non-bankruptcy internal corporate reorganization or restructuring of the Company and/or any of its subsidiaries.

         6. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request (following the occurrence of an Event of Default for so long as such Event of Default is continuing), we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any other address for such notice as we may provide you from time to time in writing pursuant to Section 11 hereof. Any proceeds of any disposition of any of the Collateral shall be applied by you in the following order to the extent of any such proceeds: first, to the payment of all reasonable expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, second, toward the payment of the Obligations in such order of application as you may elect subject to the terms of the Note, and third, to us or as otherwise required by the Uniform Commercial Code or as a court of competent jurisdiction may direct.

         7. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, at any time after five (5) days' written notice to Numerex Corp., as our agent (provided that no such notice shall be required in the event prompt action is necessary to preserve or protect the Collateral), perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the reasonable out-of-pocket cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest interest rate under the Note.

         8. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records only if and to the extent necessary to evidence, perfect and/or preserve the security interest created pursuant to this Agreement; and to take all such other reasonable actions that are necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         9. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be reasonably required or deemed necessary by you for purposes of effecting or continuing your security interest in the Collateral.

         10. This Agreement cannot be changed or terminated orally, and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in any state or federal court sitting in the Borough of Manhattan, City of New York; provided that nothing contained in this Agreement shall be deemed to preclude you from bringing suit or taking other legal action in any other court of competent jurisdiction and nothing shall be deemed to preclude us from asserting any defenses or counterclaims in any such actions. You, we and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. You, we and the individuals executing this Agreement further consent that any summons, subpoena or other process or papers (including, without limitation, any notice or motion or other application to either of the aforementioned courts or a judge thereof) or any notice in connection with any proceedings hereunder, may be served by registered or certified mail, return receipt requested, or by personal service provided a reasonable time for appearance is permitted, or in such other manner as may be permissible under the rules of said courts. You, we and the individuals executing this Agreement waive any objection to jurisdiction and venue of any action instituted hereon in the Supreme Court for the State of New York, County of New York or the United

States District Court for the Southern District of New York and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens in any action brought in either such court.

         11. All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below unless you shall have received from us in writing another address for notices. Copies of all notices to us shall also be sent to: Legal Counsel, Numerex Corp., 1600 Parkwood Circle SE, Suite 200, Atlanta, Georgia 30339, facsimile: (770) 693-5951, and Richard Baltz, Esq., Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004, facsimile: (202) 942-5999.

                       [SIGNATURE LINES ON FOLLOWING PAGE]

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

                  [SIGNATURE PAGE NO. 1 TO SECURITY AGREEMENT]

                                     Very truly yours,

                                     NUMEREX CORP.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------
                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Pennsylvania
                                     Org. ID#: PA2569500

                                     NUMEREX SOLUTIONS LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: MANAGER
                                         ------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Delaware
                                     Org. ID#: DE3361359

                                     CELLEMETRY LLC

                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: MANAGER
                                         ------------------------------



                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Delaware
                                     Org. ID#: DE2896495

                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

                  [SIGNATURE PAGE NO. 2 TO SECURITY AGREEMENT]

                                     NUMEREX INVESTMENT CORP.


                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Delaware
                                     Org. ID#: DE2429448

                                     BROADBAND NETWORKS INC.


                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------

                                     Address: 2820 E. College Ave. Suite B
                                              State College, PA 16801-7548

                                     State of Formation: Delaware
                                     Org. ID#: DE2280048

                                     BNI SOLUTIONS LLC



                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its:  MANAGER
                                         ------------------------------

                                     Address: 2820 E. College Ave. Suite B
                                              State College, PA 16801-7548

                                     State of Formation: Delaware
                                     Org. ID#: DE3410681

                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

                  [SIGNATURE PAGE NO. 3 TO SECURITY AGREEMENT]

                                     DIGILOG INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------

                                     Address: 2360 Maryland Road
                                              Willow Grove, PA 19090

                                     State of Formation: Pennsylvania
                                     Org. ID#: PA2587972

                                     DCX SYSTEMS INC.

                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------

                                     Address: 2360 Maryland Road
                                              Willow Grove, PA 19090

                                     State of Formation: Pennsylvania
                                     Org. ID#: PA2608798

                                     DCX SYSTEMS AUSTRALIA PTY LIMITED


                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its:  DIRECTOR
                                         ------------------------------

                                     Address: Lindfield Executive Centre
                                              12 Tryon Rd.
                                              P.O. Box 42
                                              Lindfield, NSW 2072, Australia

                                     State of Formation: Australia
                                     Org. ID#: 078013573

                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

                  [SIGNATURE PAGE NO. 4 TO SECURITY AGREEMENT]

                                     MOBILEGUARDIAN LLC


                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: MANAGER
                                         ------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Delaware
                                     Org. ID#: DE3597074

                                     UPLINK SECURITY, INC.


                                     By: /s/ STRATTON J. NICOLAIDES
                                        -------------------------------
                                     Its: CEO
                                         ------------------------------

                                     Address: 1600 Parkwood Circle SE, Suite 200
                                              Atlanta, GA 30339

                                     State of Formation: Georgia
                                     Org. ID#: GAK823623

                                     Dated as of: January 13, 2004

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By: /s/ DAVID GRIN
   ----------------------------
Its:
    ---------------------------

STATE OF Georgia)
     : ss.:
COUNTY OF Cobb )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Numerex Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the manager of Numerex Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the manager of Cellemetry, LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.



                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia)
     : ss.:
COUNTY OF Cobb)

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Numerex Investment Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of BroadBand Networks Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )
                                     ________________________________

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the manager of BNI Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.



                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia)
     : ss.:
COUNTY OF Cobb)

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Digilog Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )


         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of DCX Systems Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )


         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Director of DCX Systems Australia PTY Limited, the ______________ described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said
__________________.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia)
     : ss.:
COUNTY OF Cobb)

         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the manager of MobileGuardian LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.


                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public

STATE OF Georgia    )
     : ss.:
COUNTY OF Cobb      )


         On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Uplink Security, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.



                                     Pamela S. Lester
                                     -----------------------
                                     Notary Public